UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): April 30, 2012

SWIFT ENERGY COMPANY

(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400 Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700 (Registrant’s telephone number)

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Swift Energy Company (the “Company”) amended the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan, dated November 4, 2008 (as amended, the “Plan”) to remove the Reload Options feature from all Stock Options granted on or after May 1, 2012.

The description of the amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibit.

Exhibit Number	Description
10.1	Amendment No.5, effective April 30, to the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan, dated November 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Energy Company

Date: April 30, 2012	By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No.5, effective April 30, to the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan, dated November 4, 2008.

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